Exhibit 20.1


                      DILLARD CREDIT CARD MASTER TRUST I

                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month January 2002



5.2(a)(i)     on an aggregate basis:
                Class A Monthly Principal                                                                              0.00
                Class B Monthly Principal                                                                              0.00

              per $1,000 original principal amount per Certificate:
                Class A Monthly Principal                                                                              0.00
                Class B Monthly Principal                                                                              0.00

5.2(a)(ii)    on an aggregate basis:
                Class A Monthly Interest                                                                         359,944.44
                Class B Monthly Interest                                                                               0.00

              per $1,000 original principal amount per Certificate:
                Class A Monthly Interest                                                                               1.80
                Class B Monthly Interest                                                                               0.00

5.2(a)(iii)   Collections of Principal Receivables allocated to Class A                                                0.00
              Collections of Principal Receivables allocated to Class B                                                0.00

5.2(a)(iv)    Collections of Finance Charge Receivables allocated to Class A                                   3,434,632.95
              Collections of Finance Charge Receivables allocated to Class B                                   1,025,929.33

5.2(a)(v)     Principal Receivables (beginning of month)                                                   1,484,336,946.36
                Gross Credit Sales                                                                           200,410,150.16
                Principal Payments                                                                          (251,504,132.99)
                Returns                                                                                      (37,419,685.92)
                Principal Defaults                                                                            (8,261,796.72)
                Ineligible Principal Receivables                                                                       0.00
                Actual Misc. Adjustments                                                                               0.00

              Principal Receivables (end of month)                                                         1,387,561,480.89

              Total Portfolio Recoveries
                Gross Recoveries                                                                               1,599,382.73
                Recoveries Net of Expenses                                                                     1,182,920.71

              Total Portfolio Finance Charge Collections
                Finance Charge Collections                                                                    24,307,842.24
                Finance Charge Collections with Recoveries                                                    25,490,762.95



              Investor Interest                                                                              259,740,260.00

              Adjusted Investor Interest                                                                     259,740,260.00
                Class A Investor Interest                                                                    200,000,000.00
                Class A Adjusted Investor Interest                                                           200,000,000.00
                Class B Investor Interest                                                                     59,740,260.00
              Floating Investor Percentage                                                                            17.50%
                Class A Floating Allocation                                                                           77.00%
                Class B Floating Allocation                                                                           23.00%
              Fixed Investor Percentage                                                                                 N/A
                Class A Fixed Allocation                                                                                N/A
                Class B Fixed Allocation                                                                                N/A

5.2(a)(vi)    Delinquent Accounts
                30-59 Days Delinquent                                                                         53,807,634.00
                60-89 Days Delinquent                                                                         14,411,337.00
                90 + Days Delinquent                                                                          27,941,016.00

5.2(a)(vii)   Aggregate Investor Default Amount                                                                1,445,710.31
                Class A Investor Default Amount                                                                1,113,196.94
                Class B Investor Default Amount                                                                  332,513.37

5.2(a)(viii)   on an aggregate basis:
                Class A Investor Charge-Offs                                                                           0.00
                Class B Investor Charge-Offs                                                                           0.00

               per $1,000 original principal amount per Certificate:
                Class A Investor Charge-Offs                                                                           0.00
                Class B Investor Charge-Offs                                                                           0.00

5.2(a)(ix)    on an aggregate basis:
                Class A Investor Charge-Offs reimbursed                                                                0.00
                Class B Investor Charge-Offs reimbursed                                                                0.00

              per $1,000 original principal amount per Certificate:
                Class A Investor Charge-Offs reimbursed                                                                0.00
                Class B Investor Charge-Offs reimbursed                                                                0.00

5.2(a)(x)     on an aggregate basis:
                Class A Servicing Fee                                                                            333,333.33
                Class B Servicing Fee                                                                                  0.00

5.2(a)(xi)    Portfolio Yield                                                                                        13.93%

5.2(a)(xii)   Reallocated Class B Principal Collections                                                                0.00

5.2(a)(xiii)  Class B Investor Interest                                                                       59,740,260.00

5.2(a)(xiv)   LIBOR for Interest Period                                                                             1.82000%

5.2(a)(xv)    Principal Funding Account Balance                                                                        0.00

5.2(a)(xvi)   Accumulation Shortfall                                                                                   0.00



5.2(a)(xvii)  Principal Funding Account Investment Proceeds                                                            0.00

5.2(a)(xviii) Principal Funding Investment Shortfall                                                                   0.00

5.2(a)(xix)   on an aggregate basis:
                Class A Available Funds                                                                        3,434,632.95

5.2(a)(xx)    Class A Certificate Rate                                                                              2.09000%

              Other items
                Number of Accounts (beginning of month)                                                           2,645,176
                Number of Accounts (end of month)                                                                 2,676,973

                Collateral Performance

                  Total Payment Rate                                                                                 18.66%
                  Portfolio Yield (Gross)                                                                            20.61%
                  Excess Spread (current month)*                                                                     10.73%
                  Excess Spread (previous month)                                                                      9.52%
                  Excess Spread (2 months previous)                                                                   8.88%
                  ---------------------------------------------------------------------------------------------------------------
                  Excess Spread (3 month rolling Average)                                                             9.71%

                  * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                  Defaults                                                                                           6.68%

                  30-59 Days Delinquent                                                                              3.63%
                  60-89 Days Delinquent                                                                              0.97%
                  90 + Days Delinquent                                                                               1.88%
                  --------------------------------------------------------------------------------------------------------------
                  Total Delinquent                                                                                   6.48%

                  Principal Payment Rate                                                                            16.94%

                  Pool Balance in $MM (end of month)                                                                1,388

                  Seller Percent                                                                                    66.27%

              Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                  Net Portfolio Yield (current month, net of Charge-offs)                                           13.93%
                  Net Portfolio Yield (previous month)                                                              13.61%
                  Net Portfolio Yield (2 months previous)                                                           13.37%
                  --------------------------------------------------------------------------------------------------------------
                  Net Portfolio Yield (3 month rolling average)                                                     13.64%

                  Base Rate (current month)                                                                          4.16%
                  Base Rate (previous month)                                                                         4.09%
                  Base Rate (2 months previous)                                                                      4.51%
                  --------------------------------------------------------------------------------------------------------------
                  Base Rate (3 month rolling average)                                                                4.25%

                  Spread to Base Rate (current month)                                                                9.77%
                  Spread to Base Rate (previous month)                                                               9.52%
                  Spread to Base Rate (2 months previous)                                                            8.86%
                  --------------------------------------------------------------------------------------------------------------
                  Spread to Base Rate (3 month rolling average)                                                      9.38%

                  Base Rate > Portfolio Yield (3 month rollng average)                                                  No


                                             Dillard National Bank
                                               as Servicer

                                             By: --------------------------
                                                  Title:  Cashier

                      DILLARD CREDIT CARD MASTER TRUST I
-------------------------------------------------------------------------------

                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month February 2002

5.2(a)(i)    on an aggregate basis:
                 Class A Monthly Principal                                                               0.00
                 Class B Monthly Principal                                                               0.00

             per $1,000 original principal amount per Certificate:
                 Class A Monthly Principal                                                               0.00
                 Class B Monthly Principal                                                               0.00

5.2(a)(ii)   on an aggregate basis:
                 Class A Monthly Interest                                                          329,388.89
                 Class B Monthly Interest                                                                0.00

             per $1,000 original principal amount per Certificate:
                 Class A Monthly Interest                                                                1.65
                 Class B Monthly Interest                                                                0.00

5.2(a)(iii)  Collections of Principal Receivables allocated to Class A                                   0.00
             Collections of Principal Receivables allocated to Class B                                   0.00

5.2(a)(iv)   Collections of Finance Charge Receivables allocated to Class A                      3,575,482.57
             Collections of Finance Charge Receivables allocated to Class B                      1,068,001.29

5.2(a)(v)    Principal Receivables (beginning of month)                                      1,387,561,480.89
                 Gross Credit Sales                                                            200,891,222.82
                 Principal Payments                                                           (204,645,534.73)
                 Returns                                                                       (29,075,009.46)
                 Principal Defaults                                                             (7,607,243.88)
                 Ineligible Principal Receivables                                                        0.00
                 Actual Misc. Adjustments                                                                0.00

             Principal Receivables (end of month)                                            1,347,124,915.64

             Total Portfolio Recoveries
                 Gross Recoveries                                                                1,838,842.31
                 Recoveries Net of Expenses                                                      1,261,540.98

             Total Portfolio Finance Charge Collections
                 Finance Charge Collections                                                     23,544,468.50
                 Finance Charge Collections with Recoveries                                     24,806,009.48

             Investor Interest                                                                 259,740,260.00

             Adjusted Investor Interest                                                        259,740,260.00
                 Class A Investor Interest                                                     200,000,000.00
                 Class A Adjusted Investor Interest                                            200,000,000.00
                 Class B Investor Interest                                                      59,740,260.00

             Floating Investor Percentage                                                               18.72%
                 Class A Floating Allocation                                                            77.00%
                 Class B Floating Allocation                                                            23.00%

             Fixed Investor Percentage                                                                    N/A
                 Class A Fixed Allocation                                                                 N/A
                 Class B Fixed Allocation                                                                 N/A

5.2(a)(vi)   Delinquent Accounts
                 30-59 Days Delinquent                                                          57,123,366.00
                 60-89 Days Delinquent                                                          13,721,401.00
                 90 + Days Delinquent                                                           26,960,837.00

5.2(a)(vii)  Aggregate Investor Default Amount                                                   1,424,014.38
                 Class A Investor Default Amount                                                 1,096,491.07
                 Class B Investor Default Amount                                                   327,523.31

5.2(a)(viii) on an aggregate basis:
                 Class A Investor Charge-Offs                                                            0.00
                 Class B Investor Charge-Offs                                                            0.00

             per $1,000 original principal amount per Certificate:
                 Class A Investor Charge-Offs                                                            0.00
                 Class B Investor Charge-Offs                                                            0.00

5.2(a)(ix)   on an aggregate basis:
                 Class A Investor Charge-Offs reimbursed                                                 0.00
                 Class B Investor Charge-Offs reimbursed                                                 0.00

             per $1,000 original principal amount per Certificate:
                 Class A Investor Charge-Offs reimbursed                                                 0.00
                 Class B Investor Charge-Offs reimbursed                                                 0.00

5.2(a)(x)    on an aggregate basis:
                 Class A Servicing Fee                                                             333,333.33
                 Class B Servicing Fee                                                                   0.00

5.2(a)(xi)   Portfolio Yield                                                                            14.87%

5.2(a)(xii)  Reallocated Class B Principal Collections                                                   0.00


5.2(a)(xiii) Class B Investor Interest                                                          59,740,260.00

5.2(a)(xiv)  LIBOR for Interest Period                                                               1.84750%

5.2(a)(xv)   Principal Funding Account Balance                                                           0.00

5.2(a)(xvi)  Accumulation Shortfall                                                                      0.00

5.2(a)(xvii) Principal Funding Account Investment Proceeds                                               0.00

5.2(a)(xviii)Principal Funding Investment Shortfall                                                      0.00

5.2(a)(xix)  on an aggregate basis:
                 Class A Available Funds                                                         3,575,482.57

5.2(a)(xx)   Class A Certificate Rate                                                                2.11750%

             Other items
                 Number of Accounts (beginning of month)                                            2,676,973
                 Number of Accounts (end of month)                                                  2,547,735

                 Collateral Performance
                     Total Payment Rate                                                                 16.54%
                     Portfolio Yield (Gross)                                                            21.45%
                     Excess Spread (current month)*                                                     11.81%
                     Excess Spread (previous month)                                                      9.77%
                     Excess Spread (2 months previous)                                                   9.52%
                     -----------------------------------------------------------------------------------------
                     Excess Spread (3 month rolling Average)                                            10.37%

                     * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                     Defaults                                                                            6.58%
                     30-59 Days Delinquent                                                               4.12%
                     60-89 Days Delinquent                                                               0.99%
                     90 + Days Delinquent                                                                1.94%
                     -----------------------------------------------------------------------------------------
                     Total Delinquent                                                                    7.05%
                     Principal Payment Rate                                                             14.75%
                     Pool Balance in $MM (end of month)                                                 1,347

                     Seller Percent                                                                     71.26%

             Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                     Net Portfolio Yield (current month, net of Charge-offs)                            14.87%
                     Net Portfolio Yield (previous month)                                               13.93%
                     Net Portfolio Yield (2 months previous)                                            13.61%
                     -----------------------------------------------------------------------------------------
                     Net Portfolio Yield (3 month rolling average)                                      14.14%

                     Base Rate (current month)                                                           3.98%
                     Base Rate (previous month)                                                          4.16%
                     Base Rate (2 months previous)                                                       4.09%
                     -----------------------------------------------------------------------------------------
                     Base Rate (3 month rolling average)                                                 4.08%

                     Spread to Base Rate (current month)                                                10.90%
                     Spread to Base Rate (previous month)                                                9.77%
                     Spread to Base Rate (2 months previous)                                             9.52%
                     -----------------------------------------------------------------------------------------
                     Spread to Base Rate (3 month rolling average)                                      10.06%

                     Base Rate > Portfolio Yield (3 month rolling average)                                 No

                                      Dillard National Bank
                                        as Servicer

                                      By:
                                         --------------------------------------
                                      Title: Cashier

                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.


For Month March 2002

5.2(a)(i)      on an aggregate basis:
                   Class A Monthly Principal                                                                0.00
                   Class B Monthly Principal                                                                0.00

               per $1,000 original principal amount per Certificate:
                   Class A Monthly Principal                                                                0.00
                   Class B Monthly Principal                                                                0.00

5.2(a)(ii)     on an aggregate basis:
                   Class A Monthly Interest                                                           373,722.22
                   Class B Monthly Interest                                                                 0.00

               per $1,000 original principal amount per Certificate:
                   Class A Monthly Interest                                                                 1.87
                   Class B Monthly Interest                                                                 0.00

5.2(a)(iii)    Collections of Principal Receivables allocated to Class A                                    0.00
               Collections of Principal Receivables allocated to Class B                                    0.00

5.2(a)(iv)     Collections of Finance Charge Receivables allocated to Class A                       3,374,951.11
               Collections of Finance Charge Receivables allocated to Class B                       1,008,102.28

5.2(a)(v)      Principal Receivables (beginning of month)                                       1,347,124,915.64
                   Gross Credit Sales                                                             238,466,037.54
                   Principal Payments                                                            (219,046,018.44)
                   Returns                                                                        (31,497,036.10)
                   Principal Defaults                                                              (8,021,484.52)
                   Ineligible Principal Receivables                                                         0.00
                   Actual Misc. Adjustments                                                                 0.00

               Principal Receivables (end of month)                                             1,327,026,414.12

               Total Portfolio Recoveries
                   Gross Recoveries                                                                 2,012,987.00
                   Recoveries Net of Expenses                                                       1,413,477.62

               Total Portfolio Finance Charge Collections
                   Finance Charge Collections                                                      21,318,926.04
                   Finance Charge Collections with Recoveries                                      22,732,403.66

               Investor Interest                                                                  259,740,260.00

               Adjusted Investor Interest                                                         259,740,260.00
                   Class A Investor Interest                                                      200,000,000.00
                   Class A Adjusted Investor Interest                                             200,000,000.00
                   Class B Investor Interest                                                       59,740,260.00

               Floating Investor Percentage                                                                19.28%
                   Class A Floating Allocation                                                             77.00%
                   Class B Floating Allocation                                                             23.00%

               Fixed Investor Percentage                                                                     N/A
                   Class A Fixed Allocation                                                                  N/A
                   Class B Fixed Allocation                                                                  N/A

5.2(a)(vi)     Delinquent Accounts
                   30-59 Days Delinquent                                                           54,180,998.00
                   60-89 Days Delinquent                                                           15,344,887.00
                   90 + Days Delinquent                                                            25,890,967.00

5.2(a)(vii)    Aggregate Investor Default Amount                                                    1,546,629.01
                   Class A Investor Default Amount                                                  1,190,904.34
                   Class B Investor Default Amount                                                    355,724.67

5.2(a)(viii)   on an aggregate basis:
                   Class A Investor Charge-Offs                                                             0.00
                   Class B Investor Charge-Offs                                                             0.00

               per $1,000 original principal amount per Certificate:
                   Class A Investor Charge-Offs                                                             0.00
                   Class B Investor Charge-Offs                                                             0.00

5.2(a)(ix)     on an aggregate basis:
                   Class A Investor Charge-Offs reimbursed                                                  0.00
                   Class B Investor Charge-Offs reimbursed                                                  0.00

               per $1,000 original principal amount per Certificate:
                   Class A Investor Charge-Offs reimbursed                                                  0.00
                   Class B Investor Charge-Offs reimbursed                                                  0.00

5.2(a)(x)      on an aggregate basis:
                   Class A Servicing Fee                                                              333,333.33
                   Class B Servicing Fee                                                                    0.00



5.2(a)(xi)     Portfolio Yield                                                                             13.10%

5.2(a)(xii)    Reallocated Class B Principal Collections                                                    0.00

5.2(a)(xiii)   Class B Investor Interest                                                           59,740,260.00

5.2(a)(xiv)    LIBOR for Interest Period                                                                 1.90000%

5.2(a)(xv)     Principal Funding Account Balance                                                            0.00

5.2(a)(xvi)    Accumulation Shortfall                                                                       0.00

5.2(a)(xvii)   Principal Funding Account Investment Proceeds                                                0.00

5.2(a)(xviii)  Principal Funding Investment Shortfall                                                       0.00

5.2(a)(xix)    on an aggregate basis:
                   Class A Available Funds                                                          3,374,951.11

5.2(a)(xx)     Class A Certificate Rate                                                                  2.17000%

               Other items
                   Number of Accounts (beginning of month)                                             2,547,735
                   Number of Accounts (end of month)                                                   2,483,519
                   Collateral Performance
                       Total Payment Rate                                                                  17.95%
                       Portfolio Yield (Gross)                                                             20.25%
                       Excess Spread (current month)*                                                       9.84%
                       Excess Spread (previous month)                                                      10.90%
                       Excess Spread (2 months previous)                                                    9.77%
                       ---------------------------------------------------------------------------------------------
                       Excess Spread (3 month rolling Average)                                             10.17%

                       * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                       Defaults                                                                             7.15%
                       30-59 Days Delinquent                                                                4.02%
                       60-89 Days Delinquent                                                                1.14%
                       90 + Days Delinquent                                                                 1.92%
                       ---------------------------------------------------------------------------------------------
                       Total Delinquent                                                                     7.08%
                       Principal Payment Rate                                                              16.26%

                       Pool Balance in $MM (end of month)                                                  1,327
                       Seller Percent                                                                      80.57%



               Series Performance Trigger (as defined in Pooling and Servicing
               Agreement)

                       Net Portfolio Yield (current month, net of Charge-offs)                             13.10%
                       Net Portfolio Yield (previous month)                                                14.87%
                       Net Portfolio Yield (2 months previous)                                             13.93%
                       ---------------------------------------------------------------------------------------------
                       Net Portfolio Yield (3 month rolling average)                                       13.97%

                       Base Rate (current month)                                                            4.24%
                       Base Rate (previous month)                                                           3.98%
                       Base Rate (2 months previous)                                                        4.16%
                       ---------------------------------------------------------------------------------------------
                       Base Rate (3 month rolling average)                                                  4.13%

                       Spread to Base Rate (current month)                                                  8.86%
                       Spread to Base Rate (previous month)                                                10.89%
                       Spread to Base Rate (2 months previous)                                              9.77%
                       ---------------------------------------------------------------------------------------------
                       Spread to Base Rate (3 month rolling average)                                        9.84%

                       Base Rate > Portfolio Yield (3 month rolling average)                                  No

                                                  Dillard National Bank
                                                    as Servicer

                                                  By:
                                                     ----------------------
                                                     Title: Cashier

                      DILLARD CREDIT CARD MASTER TRUST I
--------------------------------------------------------------------------------

                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month April 2002

5.2(a)(i)          on an aggregate basis:
                       Class A Monthly Principal                                                              0.00
                       Class B Monthly Principal                                                              0.00
                   per $1,000 original principal amount per Certificate:
                       Class A Monthly Principal                                                              0.00
                       Class B Monthly Principal                                                              0.00

5.2(a)(ii)         on an aggregate basis:
                       Class A Monthly Interest                                                         355,000.00
                       Class B Monthly Interest                                                               0.00
                   per $1,000 original principal amount per Certificate:
                       Class A Monthly Interest                                                               1.78
                       Class B Monthly Interest                                                               0.00

5.2(a)(iii)        Collections of Principal Receivables allocated to Class A                                  0.00
                   Collections of Principal Receivables allocated to Class B                                  0.00

5.2(a)(iv)         Collections of Finance Charge Receivables allocated to Class A                     3,525,287.31
                   Collections of Finance Charge Receivables allocated to Class B                     1,053,007.90

5.2(a)(v)          Principal Receivables (beginning of month)                                     1,327,029,414.12
                       Gross Credit Sales                                                           215,635,059.53
                       Principal Payments                                                          (193,186,398.76)
                       Returns                                                                      (32,349,210.22)
                       Principal Defaults                                                            (7,440,397.48)
                       Ineligible Principal Receivables                                                       0.00
                       Actual Misc. Adjustments                                                               0.00
                   Principal Receivables (end of month)                                           1,309,688,467.19
                   Total Portfolio Recoveries
                       Gross Recoveries                                                               2,141,748.44
                       Recoveries Net of Expenses                                                     1,114,827.81
                   Total Portfolio Finance Charge Collections
                       Finance Charge Collections                                                    22,275,971.99
                       Finance Charge Collections with Recoveries                                    23,390,799.80
                   Investor Interest                                                                259,740,260.00
                   Adjusted Investor Interest                                                       259,740,260.00
                       Class A Investor Interest                                                    200,000,000.00
                       Class A Adjusted Investor Interest                                           200,000,000.00
                       Class B Investor Interest                                                     59,740,260.00
                   Floating Investor Percentage                                                              19.57%
                       Class A Floating Allocation                                                           77.00%
                       Class B Floating Allocation                                                           23.00%
                   Fixed Investor Percentage                                                                   N/A
                       Class A Fixed Allocation                                                                N/A
                       Class B Fixed Allocation                                                                N/A

5.2(a)(vi)         Delinquent Accounts
                       30-59 Days Delinquent                                                         50,469,578.00
                       60-89 Days Delinquent                                                         14,159,003.00
                       90 + Days Delinquent                                                          26,499,249.00

5.2(a)(vii)        Aggregate Investor Default Amount                                                  1,456,313.44
                       Class A Investor Default Amount                                                1,121,361.35
                       Class B Investor Default Amount                                                  334,952.09

5.2(a)(viii)       on an aggregate basis:
                       Class A Investor Charge-Offs                                                           0.00
                       Class B Investor Charge-Offs                                                           0.00
                   per $1,000 original principal amount per Certificate:
                       Class A Investor Charge-Offs                                                           0.00
                       Class B Investor Charge-Offs                                                           0.00

5.2(a)(ix)         on an aggregate basis:
                       Class A Investor Charge-Offs reimbursed                                                0.00
                       Class B Investor Charge-Offs reimbursed                                                0.00
                   per $1,000 original principal amount per Certificate:
                       Class A Investor Charge-Offs reimbursed                                                0.00
                       Class B Investor Charge-Offs reimbursed                                                0.00

5.2(a)(x)          on an aggregate basis:
                       Class A Servicing Fee                                                            333,333.33
                       Class B Servicing Fee                                                                  0.00

5.2(a)(xi)         Portfolio Yield                                                                           14.42%

5.2(a)(xii)        Reallocated Class B Principal Collections                                                  0.00

5.2(a)(xiii)       Class B Investor Interest                                                         59,740,260.00

5.2(a)(xiv)        LIBOR for Interest Period                                                                   1.86000%

5.2(a)(xv)         Principal Funding Account Balance                                                          0.00

5.2(a)(xvi)        Accumulation Shortfall                                                                     0.00

5.2(a)(xvii)       Principal Funding Account Investment Proceeds                                              0.00

5.2(a)(xviii)      Principal Funding Investment Shortfall                                                     0.00

5.2(a)(xix)        on an aggregate basis:
                       Class A Available Funds                                                        3,525,287.31

5.2(a)(xx)         Class A Certificate Rate                                                                   2.13000%

                   Other items
                       Number of Accounts (beginning of month)                                            2,483,519
                       Number of Accounts (end of month)                                                  2,447,109
                       Collateral Performance
                           Total Payment Rate                                                                16.32%
                           Portfolio Yield (Gross)                                                           21.15%
                           Excess Spread (current month)*                                                    11.24%
                           Excess Spread (previous month)                                                     8.86%
                           Excess Spread (2 months previous)                                                 10.90%
                           ----------------------------------------------------------------------------------------
                           Excess Spread (3 month rolling Average)                                           10.33%

                           * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month.
                           Spread to Base Rate assumes coupon and servicing fee are
                           allocated based upon the entire invested amount.

                           Defaults                                                                           6.73%
                           30-59 Days Delinquent                                                              3.80%
                           60-89 Days Delinquent                                                              1.07%
                           90 + Days Delinquent                                                               2.00%
                           ----------------------------------------------------------------------------------------
                           Total Delinquent                                                                   6.87%
                           Principal Payment Rate                                                            14.56%
                           Pool Balance in $MM (end of month)                                                 1,310
                           Seller Percent                                                                    80.43%

                   Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                           Net Portfolio Yield (current month, net of Charge-offs)                           14.42%
                           Net Portfolio Yield (previous month)                                              13.10%
                           Net Portfolio Yield (2 months previous)                                           14.87%
                           ----------------------------------------------------------------------------------------
                           Net Portfolio Yield (3 month rolling average)                                     14.13%

                           Base Rate (current month)                                                          4.13%
                           Base Rate (previous month)                                                         4.24%
                           Base Rate (2 months previous)                                                      3.98%
                           ----------------------------------------------------------------------------------------
                           Base Rate (3 month rolling average)                                                4.12%

                           Spread to Base Rate (current month)                                               10.29%
                           Spread to Base Rate (previous month)                                               8.86%
                           Spread to Base Rate (2 months previous)                                           10.89%
                           ----------------------------------------------------------------------------------------
                           Spread to Base Rate (3 month rolling average)                                     10.01%

                           Base Rate > Portfolio Yield (3 month rolling average)                                No

                                           Dillard National Bank
                                             as Servicer

                                           By:
                                              ---------------------------------
                                           Title: Cashier

-------------------------------------------------------------------------------
                      DILLARD CREDIT CARD MASTER TRUST I
-------------------------------------------------------------------------------
                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.


For Month May 2002

5.2(a)(i)      on an aggregate basis:
                   Class A Monthly Principal                                                                0.00
                   Class B Monthly Principal                                                                0.00

                per $1,000 original principal amount per Certificate:
                   Class A Monthly Principal                                                                0.00
                   Class B Monthly Principal                                                                0.00

5.2(a)(ii)     on an aggregate basis:
                   Class A Monthly Interest                                                           386,833.33
                   Class B Monthly Interest _____                                                           0.00

                per $1,000 original principal amount per Certificate:
                   Class A Monthly Interest                                                                 1.93
                   Class B Monthly Interest                                                                 0.00

5.2(a)(iii)    Collections of Principal Receivables allocated to Class A                                    0.00
               Collections of Principal Receivables allocated to Class B                                    0.00

5.2(a)(iv)     Collections of Finance Charge Receivables allocated to Class A                       3,662,698.33
               Collections of Finance Charge Receivables allocated to Class B                       1,094,052.75

5.2(a)(v)      Principal Receivables (beginning of month)                                       1,309,688,467.19
                   Gross Credit Sales                                                             230,413,543.30
                   Principal Payments                                                            (186,305,395.15)
                   Returns                                                                        (34,081,193.03)
                   Principal Defaults                                                              (7,761,752.41)
                   Ineligible Principal Receivables                                                         0.00
                   Actual Misc. Adjustments                                                                 0.00

               Principal Receivables (end of month)                                             1,311,953,669.90

               Total Portfolio Recoveries
                   Gross Recoveries                                                                 1,535,617.57
                   Recoveries Net of Expenses                                                       1,046,235.06

               Total Portfolio Finance Charge Collections
                   Finance Charge Collections                                                      22,938,733.76
                   Finance Charge Collections with Recoveries                                      23,984,968.82

               Investor Interest                                                                  259,740,260.00

               Adjusted Investor Interest                                                         259,740,260.00
                   Class A Investor Interest                                                      200,000,000.00
                   Class A Adjusted Investor Interest                                             200,000,000.00
                   Class B Investor Interest                                                       59,740,260.00

               Floating Investor Percentage                                                                19.83%
                   Class A Floating Allocation                                                             77.00%
                   Class B Floating Allocation                                                             23.00%

               Fixed Investor Percentage                                                                     N/A
                   Class A Fixed Allocation                                                                  N/A
                   Class B Fixed Allocation                                                                  N/A

5.2(a)(vi)     Delinquent Accounts
                   30-59 Days Delinquent                                                           54,731,611.00
                   60-89 Days Delinquent                                                           15,579,127.00
                   90 + Days Delinquent                                                            27,509,917.00

5.2(a)(vii)    Aggregate Investor Default Amount                                                    1,539,327.59
                   Class A Investor Default Amount                                                  1,185,282.24
                   Class B Investor Default Amount                                                    354,045.35

5.2(a)(viii)   on an aggregate basis:
                   Class A Investor Charge-Offs                                                             0.00
                   Class B Investor Charge-Offs                                                             0.00

                per $1,000 original principal amount per Certificate:
                   Class A Investor Charge-Offs                                                             0.00
                   Class B Investor Charge-Offs                                                             0.00

5.2(a)(ix)     on an aggregate basis:
                   Class A Investor Charge-Offs reimbursed                                                  0.00
                   Class B Investor Charge-Offs reimbursed                                                  0.00

                per $1,000 original principal amount per Certificate:
                   Class A Investor Charge-Offs reimbursed                                                  0.00
                   Class B Investor Charge-Offs reimbursed                                                  0.00


5.2(a)(x)      on an aggregate basis:
                   Class A Servicing Fee                                                              333,333.33
                   Class B Servicing Fee                                                                    0.00

5.2(a)(xi)     Portfolio Yield                                                                             14.86%

5.2(a)(xii)    Reallocated Class B Principal Collections                                                    0.00

5.2(a)(xiii)   Class B Investor Interest                                                           59,740,260.00

5.2(a)(xiv)    LIBOR for Interest Period                                                                1.84000%

5.2(a)(xv)     Principal Funding Account Balance                                                            0.00

5.2(a)(xvi)    Accumulation Shortfall                                                                       0.00

5.2(a)(xvii)   Principal Funding Account Investment Proceeds                                                0.00

5.2(a)(xviii)  Principal Funding Investment Shortfall                                                       0.00

5.2(a)(xix)    on an aggregate basis:
                   Class A Available Funds                                                          3,662,698.33

5.2(a)(xx)     Class A Certificate Rate                                                                 2.11000%

               Other items

                   Number of Accounts (beginning of month)                                             2,447,109
                   Number of Accounts (end of month)                                                   2,396,681
                   Collateral Performance
                       Total Payment Rate                                                                  16.06%
                       Portfolio Yield (Gross)                                                             21.98%
                       Excess Spread (current month)*                                                      11.54%
                       Excess Spread (previous month)                                                      10.29%
                       Excess Spread (2 months previous)                                                    8.86%
                       ---------------------------------------------------------------------------------------------
                       Excess Spread (3 month rolling Average)                                             10.23%

                       * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                       Defaults                                                                             7.11%
                       30-59 Days Delinquent                                                                4.18%
                       60-89 Days Delinquent                                                                1.19%
                       90 + Days Delinquent                                                                 2.10%
                       ----------------------------------------------------------------------------------------------
                       Total Delinquent                                                                     7.47%

                       Principal Payment Rate                                                              14.23%
                       Pool Balance in $MM (end of month)                                                  1,312
                       Seller Percent                                                                      77.40%

               Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                       Net Portfolio Yield (current month, net of Charge-offs)                             14.86%
                       Net Portfolio Yield (previous month)                                                14.42%
                       Net Portfolio Yield (2 months previous)                                             13.10%
                       ---------------------------------------------------------------------------------------------
                       Net Portfolio Yield (3 month rolling average)                                       14.13%

                       Base Rate (current month)                                                            4.32%
                       Base Rate (previous month)                                                           4.13%
                       Base Rate (2 months previous)                                                        4.24%
                       ---------------------------------------------------------------------------------------------
                       Base Rate (3 month rolling average)                                                  4.23%

                       Spread to Base Rate (current month)                                                 10.54%
                       Spread to Base Rate (previous month)                                                10.29%
                       Spread to Base Rate (2 months previous)                                              8.86%
                       ---------------------------------------------------------------------------------------------
                       Spread to Base Rate (3 month rolling average)                                        9.90%

                       Base Rate > Portfolio Yield (3 month rolling average)                                  No

                                                     Dillard National Bank
                                                       as Servicer

                                                     By:
                                                        -----------------------
                                                     Title: Cashier

-------------------------------------------------------------------------------
                      DILLARD CREDIT CARD MASTER TRUST I
-------------------------------------------------------------------------------
                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month June 2002

5.2(a)(i)   on an aggregate basis:
                Class A Monthly Principal                                                                  0.00
                Class B Monthly Principal                                                                  0.00

            per $1,000 original principal amount per Certificate:
                Class A Monthly Principal                                                                  0.00
                Class B Monthly Principal                                                                  0.00

5.2(a)(ii)  on an aggregate basis:
                Class A Monthly Interest                                                             350,000.00
                Class B Monthly Interest  _______                                                          0.00

            per $1,000 original principal amount per Certificate:
                Class A Monthly Interest                                                                   1.75
                Class B Monthly Interest                                                                   0.00

5.2(a)(iii) Collections of Principal Receivables allocated to Class A                              4,819,277.11
            Collections of Principal Receivables allocated to Class B                              4,819,277.11

5.2(a)(iv)  Collections of Finance Charge Receivables allocated to Class A                         3,671,171.84
            Collections of Finance Charge Receivables allocated to Class B                         1,096,583.80

5.2(a)(v)   Principal Receivables (beginning of month)                                         1,311,953,669.90
                Gross Credit Sales                                                               222,058,791.40
                Principal Payments                                                              (196,089,313.45)
                Returns                                                                          (31,160,663.53)
                Principal Defaults                                                                (8,039,830.18)
                Ineligible Principal Receivables                                                           0.00
                Actual Misc. Adjustments                                                                   0.00

            Principal Receivables (end of month)                                               1,298,722,654.14

            Total Portfolio Recoveries
                Gross Recoveries                                                                   1,558,288.28
                Recoveries Net of Expenses                                                           970,952.43

            Total Portfolio Finance Charge Collections
                Finance Charge Collections                                                        23,111,084.44
                Finance Charge Collections with Recoveries                                        24,082,036.87

            Investor Interest                                                                    259,740,260.00

            Adjusted Investor Interest                                                           259,740,260.00
                Class A Investor Interest                                                        200,000,000.00
                Class A Adjusted Investor Interest                                               200,000,000.00
                Class B Investor Interest                                                         59,740,260.00

            Floating Investor Percentage                                                                  19.80%
                Class A Floating Allocation                                                               77.00%
                Class B Floating Allocation                                                               23.00%

            Fixed Investor Percentage                                                                        N/A
                Class A Fixed Allocation                                                                     N/A
                Class B Fixed Allocation                                                                     N/A

5.2(a)(vi)  Delinquent Accounts
                30-59 Days Delinquent                                                             54,521,990.00
                60-89 Days Delinquent                                                             16,112,760.00
                90 + Days Delinquent                                                              29,246,705.00

5.2(a)(vii) Aggregate Investor Default Amount                                                      1,591,723.57
                Class A Investor Default Amount                                                    1,225,627.15
                Class B Investor Default Amount                                                      366,096.42

5.2(a)(viii)on an aggregate basis:
                Class A Investor Charge-Offs                                                               0.00
                Class B Investor Charge-Offs                                                               0.00

            per $1,000 original principal amount per Certificate:
                Class A Investor Charge-Offs                                                               0.00
                Class B Investor Charge-Offs                                                               0.00

5.2(a)(ix)  on an aggregate basis:
                Class A Investor Charge-Offs reimbursed                                                    0.00
                Class B Investor Charge-Offs reimbursed                                                    0.00

            per $1,000 original principal amount per Certificate:
                Class A Investor Charge-Offs reimbursed                                                    0.00
                Class B Investor Charge-Offs reimbursed                                                    0.00

5.2(a)(x)   on an aggregate basis:
                Class A Servicing Fee                                                                333,333.33
                Class B Servicing Fee                                                                      0.00

5.2(a)(xi)  Portfolio Yield                                                                               14.67%

5.2(a)(xii) Reallocated Class B Principal Collections                                                      0.00

5.2(a)(xiii)Class B Investor Interest                                                             59,740,260.00

5.2(a)(xiv) LIBOR for Interest Period                                                                  1.98000%

5.2(a)(xv)  Principal Funding Account Balance                                                              0.00

5.2(a)(xvi) Accumulation Shortfall                                                                         0.00

5.2(a)(xvii)Principal Funding Account Investment Proceeds                                                  0.00

5.2(a)(xviii) Principal Funding Investment Shortfall                                                       0.00

5.2(a)(xix) on an aggregate basis:
                Class A Available Funds                                                            3,671,171.84

5.2(a)(xx)  Class A Certificate Rate                                                                   2.25000%

            Other items

                Number of Accounts (beginning of month)                                                2,396,681
                Number of Accounts (end of month)                                                      2,396,023
                Collateral Performance
                    Total Payment Rate                                                                    16.78%
                    Portfolio Yield (Gross)                                                               22.03%
                    Excess Spread (current month)*                                                        11.52%
                    Excess Spread (previous month)                                                        10.61%
                    Excess Spread (2 months previous)                                                     10.29%
                                                                                      ------------------------------
                    Excess Spread (3 month rolling Average)                                               10.81%

                    * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month.
                    Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                    Defaults                                                                               7.35%
                    30-59 Days Delinquent                                                                  4.16%
                    60-89 Days Delinquent                                                                  1.23%
                    90 + Days Delinquent                                                                   2.23%
                                                                                      ------------------------------
                    Total Delinquent                                                                       7.61%

                    Principal Payment Rate                                                                14.95%
                    Pool Balance in $MM (end of month)                                                     1,299
                    Seller Percent                                                                        75.48%

            Series Performance Trigger (as defined in Pooling and Servicing Agreement)
                    Net Portfolio Yield (current month, net of Charge-offs)                               14.67%
                    Net Portfolio Yield (previous month)                                                  14.86%
                    Net Portfolio Yield (2 months previous)                                               14.42%
                                                                                      ------------------------------
                    Net Portfolio Yield (3 month rolling average)                                         14.65%

                    Base Rate (current month)                                                              4.10%
                    Base Rate (previous month)                                                             4.25%
                    Base Rate (2 months previous)                                                          4.13%
                                                                                      ------------------------------
                    Base Rate (3 month rolling average)                                                    4.16%

                    Spread to Base Rate (current month)                                                   10.57%
                    Spread to Base Rate (previous month)                                                  10.61%
                    Spread to Base Rate (2 months previous)                                               10.29%
                                                                                      ------------------------------
                    Spread to Base Rate (3 month rolling average)                                         10.49%

                    Base Rate > Portfolio Yield (3 month rolling average)                                     No

                                                     Dillard National Bank
                                                       as Servicer

                                                     By:____________________
                                                     Title: Cashier

-------------------------------------------------------------------------------
                      DILLARD CREDIT CARD MASTER TRUST I
-------------------------------------------------------------------------------

                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month July 2002
5.2(a)(i)           on an aggregate basis:
                        Class A Monthly Principal                                                                 0.00
                        Class B Monthly Principal                                                                 0.00

                    per $1,000 original principal amount per Certificate:
                        Class A Monthly Principal                                                                 0.00
                        Class B Monthly Principal                                                                 0.00

5.2(a)(ii)          on an aggregate basis:
                        Class A Monthly Interest                                                            363,173.61
                        Class B Monthly Interest _________                                                        0.00

                     per $1,000 original principal amount per Certificate:
                        Class A Monthly Interest                                                                  1.82
                        Class B Monthly Interest                                                                  0.00

5.2(a)(iii)         Collections of Principal Receivables allocated to Class A                             2,891,566.27
                    Collections of Principal Receivables allocated to Class B                             2,891,566.27

5.2(a)(iv)          Collections of Finance Charge Receivables allocated to Class A                        3,684,691.93
                    Collections of Finance Charge Receivables allocated to Class B                        1,100,622.27

5.2(a)(v)           Principal Receivables (beginning of month)                                        1,298,722,654.14
                        Gross Credit Sales                                                              209,548,453.49
                        Principal Payments                                                             (186,135,693.46)
                        Returns                                                                         (28,964,149.18)
                        Principal Defaults                                                               (9,278,029.74)
                        Ineligible Principal Receivables                                                          0.00
                        Actual Misc. Adjustments                                                                  0.00

                    Principal Receivables (end of month)                                              1,283,893,235.25

                    Total Portfolio Recoveries
                        Gross Recoveries                                                                  1,494,847.00
                        Recoveries Net of Expenses                                                          997,034.17

                    Total Portfolio Finance Charge Collections
                        Finance Charge Collections                                                       22,929,930.27
                        Finance Charge Collections with Recoveries                                       23,926,964.44

                    Investor Interest                                                                   259,740,260.00

                    Adjusted Investor Interest                                                          259,740,260.00
                        Class A Investor Interest                                                       200,000,000.00
                        Class A Adjusted Investor Interest                                              200,000,000.00
                        Class B Investor Interest                                                        59,740,260.00

                    Floating Investor Percentage                                                                 20.00%
                        Class A Floating Allocation                                                              77.00%
                        Class B Floating Allocation                                                              23.00%

                    Fixed Investor Percentage                                                                      N/A
                        Class A Fixed Allocation                                                                   N/A
                        Class B Fixed Allocation                                                                   N/A

5.2(a)(vi)          Delinquent Accounts
                        30-59 Days Delinquent                                                            55,846,163.00
                        60-89 Days Delinquent                                                            17,139,715.00
                        90 + Days Delinquent                                                             30,340,112.00

5.2(a)(vii)         Aggregate Investor Default Amount                                                     1,855,575.44
                        Class A Investor Default Amount                                                   1,428,793.09
                        Class B Investor Default Amount                                                     426,782.35

5.2(a)(viii)        on an aggregate basis:
                        Class A Investor Charge-Offs                                                              0.00
                        Class B Investor Charge-Offs                                                              0.00

                    per $1,000 original principal amount per Certificate:
                        Class A Investor Charge-Offs                                                              0.00
                        Class B Investor Charge-Offs                                                              0.00

5.2(a)(ix)          on an aggregate basis:
                        Class A Investor Charge-Offs reimbursed                                                   0.00
                        Class B Investor Charge-Offs reimbursed                                                   0.00

                    per $1,000 original principal amount per Certificate:
                        Class A Investor Charge-Offs reimbursed                                                   0.00
                        Class B Investor Charge-Offs reimbursed                                                   0.00

5.2(a)(x)           on an aggregate basis:
                        Class A Servicing Fee                                                               333,333.33
                        Class B Servicing Fee                                                                     0.00

5.2(a)(xi)          Portfolio Yield                                                                              13.54%

5.2(a)(xii)         Reallocated Class B Principal Collections                                                     0.00

5.2(a)(xiii)        Class B Investor Interest                                                            59,740,260.00

5.2(a)(xiv)         LIBOR for Interest Period                                                                  1.83875%

5.2(a)(xv)          Principal Funding Account Balance                                                             0.00

5.2(a)(xvi)         Accumulation Shortfall                                                                        0.00

5.2(a)(xvii)        Principal Funding Account Investment Proceeds                                                 0.00

5.2(a)(xviii)       Principal Funding Investment Shortfall                                                        0.00

5.2(a)(xix)         on an aggregate basis:
                        Class A Available Funds                                                           3,684,691.93

5.2(a)(xx)          Class A Certificate Rate                                                                   2.10875%

                    Other items
                        Number of Accounts (beginning of month)                                               2,396,023
                        Number of Accounts (end of month)                                                     2,359,047

                        Collateral Performance

                         Total Payment Rate                                                                       16.17%

                         Portfolio Yield (Gross)                                                                  22.11%

                         Excess Spread (current month)*                                                           10.32%
                         Excess Spread (previous month)                                                           10.57%
                         Excess Spread (2 months previous)                                                        10.61%
                         -----------------------------------------------------------------------------------------------
                         Excess Spread (3 month rolling Average)                                                  10.50%

                         * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                         Defaults                                                                                  8.57%

                         30-59 Days Delinquent                                                                     4.30%
                         60-89 Days Delinquent                                                                     1.32%
                         90 + Days Delinquent                                                                      2.34%
                         -----------------------------------------------------------------------------------------------
                         Total Delinquent                                                                          7.96%

                         Principal Payment Rate                                                                   14.33%

                         Pool Balance in $MM (end of month)                                                       1,284

                         Seller Percent                                                                           75.06%

                    Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                        Net Portfolio Yield (current month, net of Charge-offs)                                   13.54%
                        Net Portfolio Yield (previous month)                                                      14.67%
                        Net Portfolio Yield (2 months previous)                                                   14.86%
                        ------------------------------------------------------------------------------------------------
                        Net Portfolio Yield (3 month rolling average)                                             14.36%

                        Base Rate (current month)                                                                  4.18%
                        Base Rate (previous month)                                                                 4.10%
                        Base Rate (2 months previous)                                                              4.25%
                        ------------------------------------------------------------------------------------------------
                        Base Rate (3 month rolling average)                                                        4.18%

                        Spread to Base Rate (current month)                                                        9.36%
                        Spread to Base Rate (previous month)                                                      10.57%
                        Spread to Base Rate (2 months previous)                                                   10.61%
                        ------------------------------------------------------------------------------------------------
                        Spread to Base Rate (3 month rolling average)                                             10.18%

                        Base Rate > Portfolio Yield (3 month rolling average)                                        No


                                           Dillard National Bank
                                              as Servicer


                                           By:________________________________
                                              Title:   Cashier

                      DILLARD CREDIT CARD MASTER TRUST I

                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1

Monthly Series 2000-1 Certificateholders' Statement

     Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month August 2002

5.2(a)(i)       on an aggregate basis:
                      Class A Monthly Principal                                                                     0.00
                      Class B Monthly Principal                                                                     0.00

                per $1,000 original principal amount per Certificate:
                      Class A Monthly Principal                                                                     0.00
                      Class B Monthly Principal                                                                     0.00

5.2(a)(ii)      on an aggregate basis:
                      Class A Monthly Interest                                                                364,444.44
                      Class B Monthly Interest                                                                      0.00

                per $1,000 original principal amount per Certificate:
                      Class A Monthly Interest                                                                      1.82
                      Class B Monthly Interest                                                                      0.00

5.2(a)(iii)     Collections of Principal Receivables allocated to Class A                                   6,024,096.39
                Collections of Principal Receivables allocated to Class B                                   6,024,096.39

5.2(a)(iv)      Collections of Finance Charge Receivables allocated to Class A                              3,722,360.44
                Collections of Finance Charge Receivables allocated to Class B                              1,111,873.90

5.2(a)(v)       Principal Receivables (beginning of month)                                              1,283,893,235.25
                      Gross Credit Sales                                                                  245,356,000.25
                      Principal Payments                                                                 (184,756,953.95)
                      Returns                                                                             (30,913,389.61)
                      Principal Defaults                                                                   (8,984,535.78)
                      Ineligible Principal Receivables                                                              0.00
                      Actual Misc. Adjustments                                                                      0.00

                Principal Receivables (end of month)                                                    1,304,594,356.16

                      Total Portfolio Recoveries
                      Gross Recoveries                                                                      1,467,989.18
                      Recoveries Net of Expenses                                                              849,354.19

                Total Portfolio Finance Charge Collections
                      Finance Charge Collections                                                           23,046,212.77
                      Finance Charge Collections with Recoveries                                           23,895,566.96

                Investor Interest                                                                         259,740,260.00

                Adjusted Investor Interest                                                                259,740,260.00
                      Class A Investor Interest                                                           200,000,000.00
                      Class A Adjusted Investor Interest                                                  200,000,000.00
                      Class B Investor Interest                                                            59,740,260.00

                Floating Investor Percentage                                                                       20.23%
                      Class A Floating Allocation                                                                  77.00%
                      Class B Floating Allocation                                                                  23.00%

                Fixed Investor Percentage                                                                            N/A
                      Class A Fixed Allocation                                                                       N/A
                      Class B Fixed Allocation                                                                       N/A

5.2(a)(vi)      Delinquent Accounts
                      30-59 Days Delinquent                                                                58,517,707.00
                      60-89 Days Delinquent                                                                17,071,991.00
                      90 + Days Delinquent                                                                 31,686,908.00

5.2(a)(vii)     Aggregate Investor Default Amount                                                           1,817,632.18
                      Class A Investor Default Amount                                                       1,399,576.78
                      Class B Investor Default Amount                                                         418,055.40

5.2(a)(viii)    on an aggregate basis:
                      Class A Investor Charge-Offs                                                                  0.00
                      Class B Investor Charge-Offs                                                                  0.00

                per $1,000 original principal amount per Certificate:
                      Class A Investor Charge-Offs                                                                  0.00
                      Class B Investor Charge-Offs                                                                  0.00

5.2(a)(ix)      on an aggregate basis:
                      Class A Investor Charge-Offs reimbursed                                                       0.00
                      Class B Investor Charge-Offs reimbursed                                                       0.00

                per $1,000 original principal amount per Certificate:
                      Class A Investor Charge-Offs reimbursed                                                       0.00
                      Class B Investor Charge-Offs reimbursed                                                       0.00

5.2(a)(x)       on an aggregate basis:
                      Class A Servicing Fee                                                                   333,333.33
                      Class B Servicing Fee                                                                         0.00

5.2(a)(xi)      Portfolio Yield                                                                                    13.94%
5.2(a)(xii)     Reallocated Class B Principal Collections                                                           0.00
5.2(a)(xiii)    Class B Investor Interest                                                                  59,740,260.00
5.2(a)(xiv)     LIBOR for Interest Period                                                                        1.78000%
5.2(a)(xv)      Principal Funding Account Balance                                                                   0.00
5.2(a)(xvi)     Accumulation Shortfall                                                                              0.00
5.2(a)(xvii)    Principal Funding Account Investment Proceeds                                                       0.00
5.2(a)(xviii)   Principal Funding Investment Shortfall                                                              0.00
5.2(a)(xix)     on an aggregate basis:
                      Class A Available Funds                                                               3,722,360.44

5.2(a)(xx)      Class A Certificate Rate                                                                          2.05000%
                Other items
                      Number of Accounts (beginning of month)                                                   2,359,047
                      Number of Accounts (end of month)                                                         2,406,430
                      Collateral Performance
                      Total Payment Rate                                                                           16.25%
                      Portfolio Yield (Gross)                                                                      22.33%
                      Excess Spread (current month)*                                                               10.71%
                      Excess Spread (previous month)                                                                9.36%
                      Excess Spread (2 months previous)                                                            10.57%
                      ---------------------------------------------------------------------------------------------------
                      Excess Spread (3 month rolling Average)                                                      10.21%

                      * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.


                      Defaults                                                                                      8.40%
                      30-59 Days Delinquent                                                                         4.56%
                      60-89 Days Delinquent                                                                         1.33%
                      90 + Days Delinquent                                                                          2.47%
                ---------------------------------------------------------------------------------------------------------
                      Total Delinquent                                                                              8.36%

                      Principal Payment Rate                                                                       14.39%
                      Pool Balance in $MM (end of month)                                                            1,305
                      Seller Percent                                                                               61.83%

                Series Performance Trigger (as defined in Pooling and Servicing Agreement)
                      Net Portfolio Yield (current month, net of Charge-offs)                                      13.94%
                      Net Portfolio Yield (previous month)                                                         13.54%
                      Net Portfolio Yield (2 months previous)                                                      14.67%
                ---------------------------------------------------------------------------------------------------------
                      Net Portfolio Yield (3 month rolling average)                                                14.05%

                      Base Rate (current month)                                                                     4.19%
                      Base Rate (previous month)                                                                    4.18%
                      Base Rate (2 months previous)                                                                 4.10%
                ---------------------------------------------------------------------------------------------------------
                      Base Rate (3 month rolling average)                                                           4.16%

                      Spread to Base Rate (current month)                                                           9.75%
                      Spread to Base Rate (previous month)                                                          9.36%
                      Spread to Base Rate (2 months previous)                                                      10.57%
                ---------------------------------------------------------------------------------------------------------
                      Spread to Base Rate (3 month rolling average)                                                 9.89%

                      Base Rate > Portfolio Yield (3 month rolling average)                                            No


                                   Dillard National Bank
                                      as Servicer

                                   By:
                                      ------------------------------------
                                      Title: Cashier